                                                                   EXHIBIT 10.4

                               [GRAPHIC OMITTED]

                  BOOK-ENTRY-ONLY CORPORATE EQUITY SECURITIES

                            LETTER OF REPRESENTATIONS
                      [To be Completed by Issuer and Agent]

                         World Gold Trust Services, LLC
                         ------------------------------
                                [Name of Issuer]

                              The Bank of New York
                              --------------------
                                 [Name of Agent]

                                                                          [Date]

Attention: General Counsel's Office
THE DEPOSITORY TRUST COMPANY
55 Water Street 49th Floor
New York, NY 10041-0099

               Re: StreetTracks Gold Trust-863307104
                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------
                  [Issue description, including CUSIP number (the "Securities")]

Ladies and Gentlemen:

        This letter sets forth our understanding with respect to certain matters relating to the Securities. Issuance of the Securities has been authorized pursuant to an offering document or other such agreement dated 11-5-04 (the
"Document"). Issuer is selling the Securities to Bear Hunter (the "Initial
Purchaser") pursuant to the Document. Initial Purchaser shall take delivery of the Securities through The Depository Trust Company ("DTC"). Agent is acting as transfer agent, paying agent, and registrar with respect to the Securities.

        To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Agent make the following representations to DTC:

     1. Prior to closing on the Securities on 11-8-04 there shall be deposited with DTC one or more Security certificates registered in the name of DTC's nominee, Cede & Co., for each of the Securities with the offering value(s) set forth on Schedule A hereto, the total of which represents 100% of the offering value of such Securities. If, however, the aggregate offering value of the
Securities exceeds $400 million, one certificate shall be issued with respect to each $400 million of offering value and an additional certificate shall be issued with respect to any remaining offering value. Each Security certificate shall bear the following legend:

               Unless this certificate is presented by an
          authorized representative of The Depository Trust
          Company, a New York corporation ("DTC'), to Issuer
          or its agent for registration of transfer,
          exchange, or payment, and any certificate issued
          is registered in the name of Cede & Co. or in such
          other name as is requested by an authorized
          representative of DTC (and any payment is made to
          Cede & Co. or to such other entity as is requested
          by an authorized representative of DTC), ANY
          TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE
          OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch
          as the registered owner hereof, Cede & Co.,has an
          interest herein.

Issuer represents: [NOTE: ISSUER MUST REPRESENT ONE OF THE FOLLOWING, AND SHALL
CROSS OUT THE OTHER.]

     [The Security certificate(s) shall remain in Agent's custody as a "Balance
Certificate" subject to the provisions of the Balance Certificate Agreement between Agent and DTC currently in effect.

     On each day on which Agent is open for business and on which it receives an instruction originated by a DTC participant ("Participant") through DTC's
Deposit/Withdrawal at Custodian ("DWAC") system to increase the Participant's account by a specified number of Securities (a "Deposit Instruction"), Agent shall, no later than 6:30 p.m. (Eastern Time) that day, either approve or cancel the Deposit Instruction through the DWAC system.

     On each day on which Agent is open for business and on which it receives an instruction originated by a Participant through the DWAC system to decrease the
Participant's account by a specified number of Securities (a "Withdrawal
Instruction"), Agent shall, no later than 6:30 p.m. (Eastern Time) that day, either approve or cancel the Withdrawal Instruction through the DWAC system.

     Agent agrees that its approval of a Deposit or Withdrawal Instruction shall be deemed to be the receipt by DTC of a new reissued or reregistered certificated Security on registration of transfer to the name of Cede & Co. for the quantity of Securities evidenced by the Balance Certificate after the
Deposit or Withdrawal Instruction is effected.]

     [The Security certificate(s) shall be custodied with DTC.]

     2. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the
Securities any information contained in the

                                      -2-

Security certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificates(s) by virtue of submission of such certificate(s) to DTC.

     3. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Agent shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall send notice of such record date to DTC no fewer than 15 calendar days in advance of such record date. Notices to DTC pursuant to this
Paragraph by telecopy shall be directed to DTC's Reorganization Department at
(212) 855-5181 or (212) 855-5182. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (212) 855-5202. Notices to DTC pursuant to this Paragraph, by mail or by any other means, shall be sent to:

                       Manager, Reorganization Department
                       Reorganization Window
                       The Depository Trust Company
                       55 Water Street 50th floor
                       New York, NY 10041-0099

     4. In the event of a stock split, recapitalization, conversion, or any similar transaction resulting in the cancellation of all or any part of the
Securities represented thereby, Agent shall send DTC a notice of such event as soon as practicable, but in no event less than five business days prior to the effective date of such transaction. Notices pursuant to this Paragraph regarding stock splits shall be directed to DTC's Dividend Department as indicated in
Paragraph 6. All other notices pursuant to this Paragraph shall be directed to
DTC's Reorganization Department as also indicated in Paragraph 6.

     5. In the event of a full or partial redemption, Issuer or Agent shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b)
in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be distributed to Security holders
(the "Publication Date"). Such notice shall be sent to DTC by a secure means
(e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Agent shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be no fewer than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow.
Notices to DTC pursuant to this Paragraph by telecopy shall be directed to DTC's
Call Notification Department at (516) 227-4164 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 2274070. Notices to DTC pursuant to this Paragraph, by mail or by any other means, shall be sent to:

                                      -3-

                       Manager, Call Notification Department
                       The Depository Trust Company
                       711 Stewart Avenue
                       Garden City, NY 11530-4719

     6. In the event of an offering or issuance of rights with respect to the
Securities outstanding, Agent shall send DTC's Dividend and Reorganization
Departments a notice specifying: (a) the amount of and conditions, if any, applicable to such rights offering or issuance; (b) any applicable expiration or deadline date, or any date by which any action on the part of holders of such
Securities is required; and (c) the Publication Date of such notice. The
Publication Date will be as soon as practicable after the announcement by the
Company of any such offering or issuance of rights with respect to the
Securities outstanding. DTC requires that the Publication Date be no fewer than
30 days nor more than 60 days prior to the related payment date, distribution date, or issuance date, respectively. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Dividend Department at (212) 855-4545, and receipt of such notices shall be confirmed by telephoning (212) 855-4530.
Notices to DTC pursuant to this Paragraph, by mail or any other means, shall be sent to:

                       Supervisor, Stock Dividends
                       Dividend Department
                       The Depository Trust Company
                       55 Water Street 25th Floor
                       New York, NY 10041-0099

     Notices to DTC pursuant to the above Paragraph by telecopy shall be sent to
DTC's Reorganization Department at (212) 855-5259, and receipt of such telecopy shall be confirmed by telephoning (212) 855-5260. Such notices to DTC pursuant to the above Paragraph, by mail or any other means, shall be sent to:

                       Supervisor, Rights Offerings
                       Reorganization Department
                       The Depository Trust Company
                       55 Water Street 50th Floor
                       New York, NY 10041-0099

     7. In the event of an invitation to tender the Securities (including mandatory tenders, exchanges, and capital changes), notice by Issuer or Agent to
Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Agent shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use and timeliness of such notice). Notices to DTC pursuant to this Paragraph and notices of other corporate actions by telecopy shall be sent to DTC's Reorganization Department at (212) 855-5488, and receipt of such notices shall be confirmed by telephoning
(212) 855-5290. Notices to DTC pursuant to this Paragraph, by mail or by any other means, shall

                                      -4-

be sent to the address indicated in Paragraph 3.

     8. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities and an accompanying description of such Securities.

     9. Issuer or Agent shall provide written notice of dividend payment information to DTC as soon as the information is available. Issuer or Agent shall provide such notice directly to DTC electronically, as previously arranged by Issuer or Agent and DTC. If electronic transmission has not been arranged, absent any other arrangements between Issuer or Agent and DTC, such information shall be sent by telecopy to DTC's Dividend Department at (212) 855-4555 or
(212) 855-4556. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (212) 855-4550. Notices to DTC pursuant to this Paragraph, by mail or by any other means, shall be sent to:

                       Manager, Announcements
                       Dividend Department
                       The Depository Trust Company
                       55 Water Street 25th Floor
                       New York, NY 10041-0099

     10. Issuer or Agent shall notify DTC's Dividend Department of any dividend payment date with regard to the Securities no later than the close of business preferably five, but no fewer than two, business days prior to such payment date. Agent shall include any available payment information at that time.
Notices pursuant to this Paragraph shall be directed to DTC's Dividend
Department as indicated in Paragraph 9.

     11. Dividend payments and cash distributions shall be received by Cede &
Co. as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Issuer shall remit by 1:00
p.m. (Eastern Time) on the payment date all such dividend and distribution payments due Agent, or at such earlier time as may be required by Agent to guarantee that DTC shall receive payment in same-day funds no later than 2:30
p.m. (Eastern Time) on the payment date. Absent any other arrangements between
Issuer or Agent and DTC, such funds shall be wired to the Dividend Deposit
Account number that will be stamped on the signature page hereof at the time DTC executes this Letter of Representations.

     12. Issuer or Agent shall provide DTC, no later than 12:00 noon (Eastern
Time) on the payment date, automated notification of CUSIP-level detail. If the circumstances prevent the funds paid to DTC from equaling the dollar amount associated with the detail payments by 12:00 noon (Eastern Time), Issuer or
Agent must provide CUSIP-level reconciliation to DTC no later than 2:30 pin.
(Eastern Time). Reconciliation must be provided by either automated means or written format. Such reconciliation notice, if sent by telecopy to DTC's
Dividend Department, shall be directed to (212) 855-4633, and receipt of such reconciliation notice shall be confirmed by telephoning (212) 855-4430.

     13. Redemption payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern
Time) on the payment date. Issuer shall remit by 1:00 p.m. (Eastern Time) on the payment date all such redemption payments due Agent, or at such earlier time as required by Agent to guarantee that DTC shall receive payment

                                      -5-

in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date.
Absent any other arrangements between Agent and DTC, such funds shall be wired to the Redemption Deposit Account number that will be stamped on the signature page hereof at the time DTC executes this Letter of Representations.

     14. Reorganization payments resulting from corporate actions (such as tender offers or mergers) shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time)
on the payment date. Issuer shall remit by 1:00 p.m. (Eastern Time) on the payment date all such reorganization payments due Agent, or at such earlier time as required by Agent to guarantee that DTC shall receive payment in same-day funds no later than 2.30 p.m. (Eastern Time) on the payment date. Absent any other arrangements between Agent and DTC, such funds shall be wired to the
Reorganization Deposit Account number that will be stamped on the signature page hereof at the time DTC executes this Letter of Representations.

     15. DTC may direct Issuer or Agent to use any other number or address as the number or address to which notices or payments may be sent.

     16. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Agent's invitation) necessitating a reduction in the aggregate principal amount of
Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Agent to issue and authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in the number of Securities outstanding, except in the case of final redemption, in which case the certificate will be presented to Issuer or Agent prior to payment, if required.

     17. In the event that Issuer determines that beneficial owners of
Securities shall be able to obtain certificated Securities, Issuer or Agent shall notify DTC of the availability of certificates. In such event, Issuer or
Agent shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

     18. DTC may discontinue providing its services as securities depository with respect to the Securities at any lime by giving reasonable notice to Issuer or Agent (at which time DTC will confirm with issuer or Agent the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request, Issuer and Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any Participant having Securities credited to its DTC accounts.

     19. Nothing herein shall be deemed to require Agent to advance funds on behalf of Issuer.

     20. This Letter of Representations may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts together shall constitute but one and the same instrument.

     21. This Letter of Representations shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of law.

                                      -6-

     22. The sender of each notice delivered to DTC pursuant to this Letter of
Representations is responsible for confirming that such notice was properly received by DTC.

     23. Issuer recognizes that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain the compliance of any transactions in the Securities with the following, as amended from time to time.
(a) any exemptions from registration under the Securities Act of 1933; (b) the
Investment Company Act of 1940; (c) the Employee Retirement Income Security Act
of 1974; (d) the Internal Revenue Code of 1986; (e) any rules of any self-regulatory organizations (as defined under the Securities Exchange Act of
1934); or (f) any other local, state, or federal laws or regulations thereunder.

     24. Issuer hereby authorizes DTC to provide to Agent listings of DTC
Participants' holdings, known as Security Position Listings ("SPLs"), with respect to the Securities from time to time at the request of the Agent. DTC charges a fee for such SPLs. This authorization, unless revoked by Issuer, shall continue with respect to the Securities while any Securities are on deposit at
DTC, until and unless Agent shall no longer be acting. In such event, Issuer shall provide DTC with similar evidence, satisfactory to DTC, of the authorization of any successor thereto so to act. Requests for SPLs shall be sent by telecopy to the Proxy Unit of DTC's Reorganization Department at (212)
855-5181 or (212) 855-5182. Receipt of such requests shall be confirmed by telephoning (212) 855-5202. Requests for SPLs, sent by mail or by any other means, shall be directed to:

                       Supervisor, Proxy Unit
                       Reorganization Department
                       The Depository Trust Company
                       55 Water Street 50th Floor
                       New York, NY 10041-0099

     25. Issuer and Agent shall comply with the applicable requirements stated
in DTC's Operational Arrangements, as they may be amended from time to time.
DTC's Operational Arrangements are posted on DTC's website at "www.DTC_org. "

     26. The following rider(s), attached hereto, are hereby incorporated into this Letter of Representations:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                      -7-

NOTES:
-----

A. IF THERE IS AN AGENT (AS DEFINED IN THIS
LETTER OF REPRESENTATIONS), AGENT AS WELL AS
ISSUER MUST SIGN THIS LETTER. IF THERE IS NO
AGENT, IN SIGNING THIS LETTER ISSUER ITSELF
UNDERTAKES TO PERFORM ALL OF THE OBLIGATIONS
SET FORTH HEREIN.

B. SCHEDULE B CONTAINS STATEMENTS THAT DTC
BELIEVES ACCURATELY DESCRIBE DTC, THE METHOD
OF EFFECTING BOOK-ENTRY TRANSFERS OF
SECURITIES DISTRIBUTED THROUGH DTC, AND
CERTAIN RELATED MATTERS.

                                            Very truly yours,

                                            ------------------------------------
                                                           [Issuer]

                                            By:
                                               ---------------------------------
                                               [Authorized Officer's Signature]

                                                    The Bank of New York
                                            ------------------------------------
                                                         [Agent]

                                            By:
                                               ---------------------------------
                                               [Authorized Officer's Signature]

Received and Accepted:
THE DEPOSITORY TRUST COMPANY

cc:     Underwriter
        Underwriter's Counsel

                                      -8-

                                                                      SCHEDULE A

          ------------------------------------------------------------

          ------------------------------------------------------------
                                [Describe Issue]

     CUSIP Number                  Share Total               Offering ($) Value
     ------------                  -----------               ------------------
      863307104                       300,000

                                      -9-

                                                                      SCHEDULE B

                        SAMPLE OFFERING DOCUMENT LANGUAGE
                       DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
                       -----------------------------------
 (Prepared by OTC--bracketed material may be applicable only to certain issues)

     1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered in the name of Cede & Co.
(DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue, and will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $400 million, one certificate will be issued with respect to each $400 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

     2. DTC is a limited-purpose trust company organized under the New York
Banking Law, a "banking organization" within the meaning of the New York Banking
Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency"
registered pursuant to the provisions of Section 17A of the Securities Exchange
Act of 1934. DTC holds securities that its participants ("Direct Participants")
deposit with DTC. DTC also facilitates the settlement among Direct Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Direct
Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the
New York Stock Exchange, Inc., the American Stock Exchange LLC, and the National
Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct
Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Direct and Indirect Participants are on file with the
Securities and Exchange Commission.

     3. Purchases of Securities under the DTC system must be made by or through
Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security
("Beneficial Owner") is in turn to be recorded on the Direct and Indirect
Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners.
Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

                                      -10-

     4. To facilitate subsequent transfers, all Securities deposited by Direct
Participants with DTC are registered in the name of DTC's partnership nominee,
Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of Securities with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct
Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     5. Conveyance of notices and other communications by DTC to Direct
Participants, by Direct Participants to Indirect Participants, and by Direct
Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. [Beneficial Owners of Securities may wish to take certain steps to augment transmission to them of notices of significant events with respect to the Securities, such as redemptions, tenders, defaults, and proposed amendments to the security documents. Beneficial Owners of
Securities may wish to ascertain that the nominee holding the Securities for their benefit has agreed to obtain and transmit notices to Beneficial Owners, or in the alternative, Beneficial Owners may wish to provide their names and addresses to the registrar and request that copies of the notices be provided directly to them.]

     [6. Redemption notices shall be sent to DTC. If less than all of the
Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.]

     7. Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the Securities. Under its usual procedures, DTC mails an
Omnibus Proxy to Issuer as soon as possible after the record date. The Omnibus
Proxy assigns Cede & Co.'s consenting or voting rights to those Direct
Participants to whose accounts the Securities are credited on the record date
(identified in a listing attached to the Omnibus Proxy).

     8. Redemption proceeds, distributions, and dividend payments on the
Securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct
Participants' accounts, upon DTC's receipt of funds and corresponding detail information from Issuer or Agent on payable date in accordance with their respective holdings shown on DTC's records. Payments by Participants to
Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, Agent, or Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividends to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of Issuer or Agent, disbursement of such payments to Direct
Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and
Indirect Participants.

                                      -11-

     [9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to [Tender/Remarketing] Agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to
[Tender/Remarketing] Agent. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct
Participants on DTC's records and followed by a book-entry credit of tendered
Securities to [Tender/Remarketing] Agent's DTC account.]

     10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

     11. Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event,
Security certificates will be printed and delivered.

     12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that Issuer believes to be reliable, but
Issuer takes no responsibility for the accuracy thereof.

                                      -12-